Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary proxy statement
[XXX]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-
11(c) or Rule 14a-12

Greenwich Street Series Fund
(Name of Registrant as Specified in its Charter)

Michael Kocur
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]	No fee required
[ ]	Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)	 Proposed maximum aggregate value of transaction:

[   ] Check box if any part of the fee is offset as provided by exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

                         GREENWICH STREET SERIES FUND
                               on behalf of its
                            TOTAL RETURN PORTFOLIO
                             7 World Trade Center
                           New York, New York 10048

    ------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    ------------------------------------------------------------

  Please take notice that a Special Meeting of Shareholders ("Special Meeting") of Greenwich Street Series Fund (the "Trust"), on behalf of its Total Return Portfolio (the "Portfolio"), will be held at 7 World Trade Center, New York, New York, Downtown Conference Center, on April 12, 2001, at 10:00 a.m., local time, for the following purpose:

  (1)To approve a modification in the investment objective of the Portfolio

  The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

  Shares of the Portfolio ("Shares") may only be purchased by insurance company separate accounts to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable contracts"). Each insurance company that, through its separate accounts, owns shares of the Portfolio hereby solicits the owners of the variable contracts with interests in those separate accounts ("Contract Owners") for instructions as to how to vote at the Special Meeting and agrees to vote at the Special Meeting and at any adjournment thereof the shares of the Portfolio held by those separate accounts in accordance with those instructions. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners.

  Shareholders of record on February 14, 2001 are entitled to vote at the Special Meeting and any adjournments thereof. Contract Owners of record on February 14, 2001 have the right to instruct their insurance company how to vote the Shares that are attributable to their variable contracts.

  In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

                                                By order of Board of Trustees,

                                                Christina T. Sydor
                                                Secretary

March 19, 2001

                            ----------------------

ANY CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE PORTFOLIO AND SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING. ANY SUCH CONTRACT OR SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET) WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

  3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                               Valid Signature
------------                                         ---------------------------
Corporate Accounts
(1) ABC Corp........................................ ABC Corp.
(2) ABC Corp........................................ John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer......................... John Doe
(4) ABC Corp. Profit Sharing Plan................... John Doe, Trustee
Trust Accounts
(1) ABC Trust....................................... Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78.................................. Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA................... John B. Smith
(2) Estate of John B. Smith......................... John B. Smith Jr., Executor

                         GREENWICH STREET SERIES FUND
                               on behalf of its
                            TOTAL RETURN PORTFOLIO
                             7 World Trade Center
                           New York, New York 10048

                            -----------------------

                                PROXY STATEMENT

                            -----------------------

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 12, 2001

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Greenwich Street Series Fund (the "Trust"), on behalf of its Total Return Portfolio (the "Portfolio"), for use at the Special Meeting of Shareholders of the Portfolio, to be held at 7 World Trade Center, New York, New York 10048, Downtown Conference Center, on April 12, 2001 at 10:00 a.m., local time, and at any and all adjournments thereof (the "Special Meeting").

  This Proxy Statement, the Notice of Special Meeting and proxy card are first being mailed to shareholders on or about March 19, 2001 or as soon as practicable thereafter. Any proxy may be revoked at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at the address indicated above or by voting in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

  The Board, on behalf of the Portfolio, is furnishing this Proxy in connection with the solicitation of proxies for the Special Meeting, at which the shareholders will be asked to consider and approve the Proposal. Shares of the Portfolio ("Shares") may only be purchased by insurance company separate accounts to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("Accounts"). All of the outstanding Shares are sold exclusively to, and held of record by, the insurance companies listed below, through various separate Accounts, for the benefit of the owners of the contracts issued by the insurance companies with interests in those Accounts ("Contract Owners").

  With respect to Shares owned by Accounts, an insurance company will vote the Shares at the Special Meeting in accordance with the voting instructions received from the Contract Owners that have interests in that separate account. Each insurance company will, except as prohibited by law, vote shares attributable to variable annuity contracts for which no voting instructions are received in proportion (for, against or abstain) to those for which voting instructions are received by that insurance company.

  It is expected that the solicitation of proxies and voting instructions will primarily be by mail. Officers and service contractors of the Portfolio may also solicit proxies and voting instructions by telephone or otherwise. Alamo Direct has been retained to assist in the solicitation of proxies, at a cost of approximately $123,000, that will be paid by SSB Citi Fund Management LLC ("SSB Citi" or the "Advisor"). SSB Citi will reimburse insurance companies and others for their reasonable expenses in forwarding solicitation materials to the contract owners. Shareholders and contract owners may vote (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) or voting instruction form(s) (as applicable) in the enclosed postage-paid envelope, (2) by touch tone voting over the telephone or (3) by voting via the Internet.

  If the Trust records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

  The holders of a majority of the outstanding Shares entitled to vote, present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business.

  There is only one proposal in this Proxy Statement (the "Proposal"), and the Portfolio does not anticipate that any other proposals will be presented. However, should additional proposals be properly presented, a shareholder vote may be taken on one or more proposals prior to any adjournment if sufficient votes have been received for approval.

  If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies voted against the Proposal.

  For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted.

  The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Portfolio present at the meeting if more than 50% of the outstanding Shares are present in person or by proxy or (2) more than 50% of the outstanding Shares. Abstentions and broker non-votes will have the effect of a "no" vote for the Proposal.

  All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies, if properly executed, received prior to the Special Meeting on which no vote is indicated will be voted "for" the Proposal.

  Contract Owners have the right to instruct their insurance company how to vote Shares attributable to the value of their contract, through the Accounts, on the Proposal or any other proposals presented at the Special Meeting. Accordingly, if you wish to vote, you should complete the enclosed proxy as a Contract Owner. All proxies which are properly executed and received prior to the Special Meeting, and which are not revoked, will be voted as described above. If the enclosed proxy is executed and returned, it may nevertheless be revoked at any time prior to the Special Meeting by filing with your insurance company a special notice of revocation by delivering a duly executed proxy bearing a later date to your insurance company or by attending the Special Meeting and voting in person. Contract Owners permitted to give instructions, and the number of Shares for which such instructions may be given to be voted at the Special Meeting, will be determined as of the Record Date. Each Share is entitled to one vote, and any fractional Share is entitled to a fractional vote. Each Contract Owner has the right to direct the votes of that number of Shares determined by multiplying the total number of Shares outstanding on the Record Date (as defined below) by a fraction, the numerator of which is the number of units held for such Contract Owner in the Portfolio and the denominator of which is the total number of units of the Portfolio outstanding on the Record Date. Units reflect the Contract Owner's participation in the Accounts, while Shares reflect an insurance company's ownership interest in the Portfolio. The value of units is based on the net asset value of the underlying portfolio adjusted for separate account fees. If proper instructions are not timely received from a Contract Owner, the Shares with respect to which the Contract Owner has the right to direct votes will be voted by their insurance company in the same proportion as those Shares for which proper instructions were received from other Contract Owners. In addition, an insurance company will vote the Shares for which they have voting rights in the same proportion as those Shares for which they have received proper instructions.

  Contract Owners who execute proxies may revoke them at any time before they are voted by filing with the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

  Holders of record of the shares of the Portfolio at the close of business on February 14, 2001 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of the Record Date, there were 16,024,877.977 outstanding shares of the Portfolio.

  Listed below are the name, address and share ownership of each person known to the Portfolio to own 5% or more of the shares of the Portfolio as of the Record Date. The type of ownership of each person listed below is record ownership.

                     Name and Address                       Percentage Ownership
                     ----------------                       --------------------
Travelers Insurance Company................................       50.4729%
Attn: Shareholder Accounting, 6MS
One Tower Square
Hartford, CT 06183

Travelers Life & Annuity Company...........................       44.6872%
Attn: Shareholder Accounting, 6MS
One Tower Square
Hartford, CT 06183

  Because all shares of the Portfolio are owned of record by Accounts as of the Record Date, the officers and Trustees of the Trust as a group owned none of the Portfolio's outstanding shares.

  The Portfolio provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Portfolio and a copy of any more recent semiannual report, without charge, by calling the Portfolio at (800) 451-2010 or by writing to the Portfolio, c/o Greenwich Street Series Fund, 7 World Trade Center, New York, New York, 10048.

    PROPOSAL: APPROVAL OF A MODIFICATION IN THE INVESTMENT OBJECTIVE OF THE
                                   PORTFOLIO

  The Board is submitting for approval by shareholders of the Portfolio the following proposal to modify the investment objective of the Portfolio. The Board reviewed material presented by the Advisor in connection with the Proposal and approved the Proposal at a meeting held on February 14, 2001. For the reasons described below, the Board believes that the proposed modification is in the best interests of shareholders and recommends that shareholders approve the proposed change. The Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval.

  The fundamental investment objective of the Portfolio currently reads as follows:

  "The Total Return Portfolio seeks total return, consisting of long-term capital appreciation and income."

  If the Proposal is approved, the Portfolio's fundamental investment objective would read as follows:

  "The Total Return Portfolio seeks long-term capital growth. Current income is a secondary consideration."

  The proposed modification in investment objective will allow the Advisor to invest primarily for capital appreciation. The Advisor believes that this modification should increase the Portfolio's prospects for enhanced performance.

                      DISCUSSION OF PROPOSED MODIFICATION

  As proposed, the Portfolio's modified fundamental investment objective would require that primarily long-term capital growth, and not income, be considered when investment decisions are made for the Portfolio. This modification will broaden the Portfolio's investment parameters and change the emphasis of the Portfolio's holdings to securities which are believed to have capital appreciation potential.

  The modification will allow the Portfolio to mirror, in its investment objective and investment decisions, Smith Barney Fundamental Value Fund Inc., a fund that offers its shares directly to investors and not through variable insurance contracts ("Retail FVF"). Presently, John Goode, an investment officer of SSB Citi, manages both Retail FVF and the Portfolio for the Advisor. Retail FVF has achieved recognition in the marketplace and has grown to approximately $2 billion in assets. Modifying the Portfolio's fundamental investment objective and investment practices to mirror those of Retail FVF's will allow the Portfolio to be identified more directly with John Goode. This identification is likely to be beneficial for the Portfolio as it can be expected to create increased investor recognition for the Portfolio.

  If the modification is approved, the Portfolio may be subject to more risk to the extent that it would be investing in income-producing securities to a lesser degree as part of its investment objective.

  In addition, the Board approved a change in the Portfolio's name from Total Return Portfolio to "Fundamental Value Portfolio," coincident with shareholder approval of the Proposal. The Advisor has proposed the name change to more closely align the Portfolio with Retail FVF, for the reasons discussed above.

                                 Required Vote

  As noted above, approval of the Proposal requires the affirmative vote of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                               Other Information

  Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the Portfolio's principal underwriter pursuant to a written agreement dated June 5, 2000. SSB Citi, located at 7 World Trade Center, New York, New York 10048, serves as the Portfolio's Advisor pursuant to a written agreement dated November 23, 1993 and the Portfolio's Administrator pursuant to a written agreement dated April 20, 1994.

                            ADDITIONAL INFORMATION

                           Proposals of Shareholders

  The Portfolio does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

                   Shareholders' Request for Special Meeting

  Shareholders holding at least 10% of the Trust's outstanding voting securities may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Trust. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of the votes entitled to be cast at the meeting upon payment by such shareholders to the Trust of the reasonably estimated cost of preparing and mailing a notice of the meeting.

               Other Matters To Come Before the Special Meeting

  The Portfolio does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET.)

                                             By order of the Board of
                                             Trustees,

                                             Christina T. Sydor
                                             Secretary

FORM OF PROXY CARD

GREENWICH STREET SERIES FUND

On behalf of its

TOTAL RETURN PORTFOLIO

PROXY SOLICITED BY THE BOARD OF TRUSTEES

Special Meeting of Shareholders to be held on April 12, 2001 at 10 a.m.

The undersigned holder of shares of the Portfolio referenced above hereby appoints Heath B. McLendon, Lewis E. Daidone, Christina T. Sydor and Michael Kocur, attorneys, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio, 7 World Trade Center, New York, New York, Downtown Conference Center on April 12, 2001 at 10 a.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE
INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Portfolio shares attributable to his or her Contract.

VOTE VIA THE FACSIMILE: 1-888-796-9932
VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
VOTE VIA THE TELEPHONE: 1-800-597-7836
CONTROL NUMBER:

Date:	_______________________________ 2001
PLEASE SIGN IN BOX BELOW


Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator trustee, guardian or corporate officer, please give your full title:

______________________________________
Signature(s) Title(s), if applicable



THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GREENWICH STREET SERIES FUND

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

1. To approve a modification in the investment objective of the Portfolio.


For	Against	Abstain


2. To transact such other business as may properly come before the meeting or any adjournment thereof.



NOTE YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE